                                                                    EXHIBIT 25.1


  SECURITIES ACT OF 1933 FILE NO:    (IF APPLICATION TO DETERMINE ELIGIBILITY
         OF TRUSTEE FOR DELAYED OFFERING PURSUANT TO SECTION 305(b)(2)
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            _______________________

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305(B) (2)______

                             ______________________

                       THE FIRST NATIONAL BANK OF BOSTON
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)


                                   04-2472499
                      (I.R.S. EMPLOYER IDENTIFICATION NO.)

100 FEDERAL STREET, BOSTON, MASSACHUSETTS                    02110
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                  GARY A. SPEISS, CASHIER AND GENERAL COUNSEL
   100 FEDERAL STREET, 24TH FLOOR, BOSTON, MASSACHUSETTS 02110 (617) 434-2870
    (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                             _____________________

                                  EG & G, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

       MASSACHUSETTS                                04-2052042
(STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NO.)

45 WILLIAM STREET
WELLESLEY, MASSACHUSETTS                            02181
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)


                                DEBT SECURITIES
                        (TITLE OF INDENTURE SECURITIES)

================================================================================

1.  GENERAL INFORMATION.

    Furnish the following information as to the trustee:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

    Comptroller of the Currency of the United States, Washington D.C. Board of Governors of the Federal Reserve System, Washington, D.C Federal Deposit Insurance Corporation, Washington, D.C.

    (B)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Trustee is authorized to exercise corporate trust powers.

2.  AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS.

    IF THE OBLIGOR OR ANY UNDERWRITER FOR THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

    None with respect to the Trustee.
    (See Notes on page 2)
    None with respect to Bank of Boston Corporation.

3.  THROUGH 11.  NOT APPLICABLE.

12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE

              COL. A                      COL. B                       COL. C
            NATURE OF                     AMOUNT
           INDEBTEDNESS                 OUTSTANDING                   DATE DUE
           ------------                 -----------                   --------
               N/A                          N/A                         N/A


13. THROUGH 15.   NOT APPLICABLE.

16. LIST OF EXHIBITS.

    LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

    1.  A  COPY OF THE ARTICLES OF ASSOCIATION OF THE TRUSTEE AS NOW IN EFFECT.

    A certified copy of the Articles of Association of the trustee is filed as Exhibit No. 1 to statement of eligibility and qualification No. 22-9514 and is incorporated herein by reference thereto.

    2. A COPY OF THE CERTIFICATE OF AUTHORITY OF THE TRUSTEE TO COMMENCE BUSINESS, IF NOT CONTAINED IN THE ARTICLES OF ASSOCIATION.

A copy of the certificate of T. McLean Griffin, Cashier of the trustee, dated February 3, 1978, as to corporate succession containing copies of the Certificate of the Comptroller of the Currency that The Massachusetts Bank, National Association, into which The First National Bank of Boston was merged effective January 4, 1971, is authorized to commence the business of banking as a national banking association, as well as a certificate as to such merger is filed as Exhibit No. 2 to statement of eligibility and qualification No. 22-9514 and is incorporated herein by reference thereto.

    3.  A COPY OF THE AUTHORIZATION OF THE TRUSTEE TO EXERCISE CORPORATE
TRUST POWERS, IF SUCH AUTHORIZATION IS NOT CONTAINED IN THE DOCUMENTS SPECIFIED IN PARAGRAPH (1) OR (2) ABOVE.

    A copy of a certificate of the Office of the Currency dated February 6, 1978 is filed as Exhibit No. 3 to statement of eligibility and qualification No. 22-9514 and is incorporated herein by reference thereto.

    4. A COPY OF THE EXISTING BY-LAWS OF THE TRUSTEE, OR INSTRUMENTS CORRESPONDING THERETO.

    A certified copy of the existing By-Laws of the trustee dated December 23, 1993 is filed as Exhibit No. 4 to statement of eligibility and qualification No. 22-25754 and is incorporated herein by reference thereto.

    5.  THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(B) OF THE ACT.

    The consent of the trustee required by Section 321(b) of the Act is annexed hereto and made a part hereof.

    6. A COPY OF THE LATEST REPORT OF CONDITION OF THE TRUSTEE PUBLISHED PURSUANT TO LAW OR THE REQUIREMENTS OF ITS SUPERVISING OR EXAMINING AUTHORITY.

    A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as Exhibit 7 and made a part hereof.

                                     NOTES

    In answering any item in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligor or any underwriter for the obligor, the trustee has relied upon information furnished to it by the obligor and the underwriters, and the trustee disclaims responsibility for the accuracy or completeness of such information.

    The answer furnished to Item 2 of this statement will be amended, if necessary, to reflect any facts which differ from those stated and which would have been required to be stated if known at the date hereof.

                                   SIGNATURE

PURSUANT TO THE  REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE
TRUSTEE, THE FIRST NATIONAL BANK OF BOSTON, A NATIONAL BANKING ASSOCIATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE UNITED STATES OF AMERICA, HAS
DULY CAUSED THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE TOWN OF
CANTON AND COMMONWEALTH OF MASSACHUSETTS, ON THE 3RD DAY OF MAY, 1995.


                                  THE FIRST NATIONAL BANK OF BOSTON, Trustee


                                  By: KECIA R. BANKS
                                      -----------------------------
                                      KECIA R. BANKS
                                      SENIOR ACCOUNT ADMINISTRATOR


                                   EXHIBIT 6

                               CONSENT OF TRUSTEE


        PURSUANT TO THE REQUIREMENTS OF SECTION 321(B) OF THE TRUST INDENTURE ACT OF 1939 IN CONNECTION WITH THE PROPOSED ISSUE OF EG & G, INC. DEBT SECURITIES, WE HEREBY CONSENT THAT REPORTS OF EXAMINATIONS BY FEDERAL, STATE, TERRITORIAL, OR DISTRICT AUTHORITIES MAY BE FURNISHED BY SUCH AUTHORITIES TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST THEREFOR.

                                  THE FIRST NATIONAL BANK OF BOSTON, Trustee

                                  By: KECIA R. BANKS
                                      -----------------------------
                                      KECIA R. BANKS
                                      SENIOR ACCOUNT ADMINISTRATOR

                                                             EXHIBIT 7

                         CONSOLIDATED REPORT OF CONDITION, INCLUDING DOMESTIC AND FOREIGN SUBSIDIARIES, OF

                                                 THE FIRST NATIONAL BANK OF BOSTON

        In the Commonwealth of Massachusetts, at the close of business on December 31, 1994.  Published in response to call made by
Comptroller of the Currency, under Title 12, United States Code, Section 161.  Charter number 200.  Comptroller of the Currency
Northeastern District.

                                                       ASSETS
                                                                                                                      DOLLAR
                                                                                                                    AMOUNTS IN
                                                                                                                     THOUSANDS
                                                                                                                    -----------
           Cash and balances due from depository institutions:
                Noninterest-bearing balances and currency and coin................................                  $ 1,862,093
                Interest-bearing balances ........................................................                    1,551,280
           Securities ............................................................................                    3,935,691
           Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
                Federal funds sold ...............................................................                      758,937
                Securities purchased under agreements to resell ..................................                            0
           Loans and lease financing receivables:
                Loans and leases, net of unearned income .........................................   $25,796,462
                LESS: Allowance for loan and lease losses ........................................       534,630
                LESS: Allocated transfer risk reserve ............................................             0
                Loans and leases, net of unearned income, allowance and reserve...................                   25,261,832
           Assets held in trading accounts .......................................................                      840,348
           Premises and fixed assets (including capitalized leases)...............................                      398,475
           Other real estate owned ...............................................................                       48,504
           Investments in unconsolidated subsidiaries and associated companies....................                      103,670
            Customers' liability to this bank on acceptances outstanding..........................                      304,031
           Intangible assets .....................................................................                      651,394
           Other assets ..........................................................................                    1,170,251
                                                                                                                    -----------
                 TOTAL ASSETS ....................................................................                  $36,886,506
                                                                                                                    ===========
                                                       LIABILITIES
           Deposits:
                In domestic offices ..............................................................                  $14,924,310
                Noninterest-bearing ..............................................................   $ 4,035,673
                Interest-bearing .................................................................    10,888,637
           In foreign offices, Edge and Agreement subsidiaries, and IBF's                                             9,998,764
                Noninterest-bearing ..............................................................       570,582
                Interest-bearing .................................................................     9,428,182
           Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBF's:
                Federal funds purchased ..........................................................                    2,464,904
                Securities sold under agreements to repurchase ...................................                      277,077
           Demand notes issued to the U.S. Treasury ..............................................                      364,045
           Trading Liabilities ...................................................................                      227,865
           Other borrowed money ..................................................................                    3,875,462
           Mortgage indebtedness and obligations under capitalized leases ........................                       14,007
           Bank's liability on acceptances executed and outstanding ..............................                      305,512
           Subordinated notes and debentures .....................................................                      979,167
           Other liabilities .....................................................................                    1,022,105
                TOTAL LIABILITIES ................................................................                  $34,453,218
                                                                                                                    ===========
           Limited-life preferred stock and equity capital                                                                    0

                                                 EQUITY CAPITAL

           Perpetual preferred stock and related surplus ..........................................   $         0
           Common stock ...........................................................................        82,264
           Surplus ................................................................................       987,524
           Undivided profits and capital reserves .................................................     1,408,062
           LESS: Net unrealized loss on marketable equity securities ..............................       (39,027)
           Cumulative foreign currency translation adjustments ....................................        (5,535)
           Total equity capital ...................................................................     2,433,288
                                                                                                      -----------
                 TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK, AND EQUITY ......................   $36,866,506
                                                                                                      ===========

        I, Robert T. Jefferson, Comptroller of the above-named bank, do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                  ROBERT T. JEFFERSON

                                                           FEBRUARY 13, 1995


        We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has beenprepared in conformance with the instructions and is true and correct.

                                    CHARLES K. GIFFORD
                                    IRA STEPANIAN
                                    J. DONALD MONAN
                                       DIRECTORS


                                                           FEBRUARY 13, 1995